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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2005

               CWALT, INC., (as depositor under the Pooling and
              Servicing Agreement, dated as of September 1, 2005,
              providing for the issuance of the Alternative Loan
             Trust 2005-50CB, Mortgage Pass-Through Certificates,
                              Series 2005-50CB).

                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)

       Delaware                   333-125902                 87-0698307
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    (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction               File Number)           Identification No.)
    of Incorporation)

4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
            --------

      5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

      8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
            Exhibit 5.1).

      23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).


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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.

                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President

Dated:  September 29, 2005


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                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1)                                                         5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                                5


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